Accounting Principles	12 Months Ended
Dec. 31, 2022
Accounting Principles
Accounting Principles

Note 3. Accounting Principles

The principal accounting policies applied in the preparation of the financial statements are described below. Unless otherwise stated, the same policies have been consistently applied for all periods presented.

3.1.	Intangible assets

In accordance with IAS 38 — Intangible Assets, research costs are recognized in the statement of income (loss) in the period during which they are incurred.

An internally generated intangible asset arising from a research program is recognized if, and only if, the Company can demonstrate all of the following:

●	The technical feasibility necessary to complete the research program.
●	Its intention to complete the intangible asset and use or sell it.
●	Its ability to use or sell the intangible asset.
●	How the intangible asset will generate probable future economic benefits.
●	The availability of adequate technical, financial and other resources to complete the research program.
●	The ability to measure reliably the expenditure attributable to the intangible asset during its development.

Given the risks and uncertainties involved in regulatory approval and in the process of research and development, the Company considers that the six criteria set out in IAS 38 are met only upon obtaining market authorization for a product candidate. Consequently, all research and development costs are charged directly to expenses.

Intangible assets include:

●	The cost of acquiring software licenses, which are amortized over a period of between one and five years based on their expected useful life.
●	The library of compounds acquired pursuant to the Asset Purchase Agreement together with additional chemical components, which are amortized over a 13-year period corresponding to their estimated useful lives.

3.2.Property, plant and equipment

Property, plant and equipment are recognized at historical cost, less depreciation and impairment losses, if any.

Depreciation is calculated based on the estimated useful life of assets using the straight-line method. A complete review of the useful lives of acquired non-current assets is performed on an annual basis. Any material adjustments are reflected prospectively in the depreciation schedule.

The principal useful lives applied are as follows:

●	Buildings: 20 to 25 years
●	Fixtures and fittings: 10 years
●	Technical facilities: 6 to 10 years
●	Equipment and tooling: 6 to 10 years
●	General facilities, miscellaneous fixtures and fittings: 10 years
●	Office equipment: 5 years
●	IT equipment: 5 years
●	Furniture: 10 years

3.3.Lease contracts

Lease contracts are recognized in accordance with the standard IFRS 16 - Leases as follows:

●	an asset, representing its right to use the leased asset during the lease term (right-of-use asset);
●	a liability, representing the value of the outstanding lease payments (lease liability).

For each asset, the discount rate used to calculate the lease liability is determined based on the incremental borrowing rate at the date the Company obtains control of the use of leased asset. The incremental borrowing rate is the rate of interest that a lessee would have to pay to borrow over a similar term, and with a similar security, the funds necessary to obtain an asset of a similar value to the right-of-use asset in a similar economic environment.

Exemptions

The Company has not restated its other leases because they are covered by the exemptions permitted under the standard (short-time leases and low-value leases). They include:

●	leases that expire within 12 months of the date of first-time adoption (January 1, 2019);
●	12-month leases with automatic renewal, where it is not reasonably certain at the date of first-time application that the leases will be renewed; and
●	leases for which the underlying asset is less than €5,000.

Rental expenses for short-term and low-value leases continue to be recognized in operating expenses in the Company’s statement of income (loss).

3.4.Other non-current assets

Other non-current assets include:

-	long-term deposit accounts that do not qualify as cash equivalents within the meaning of IAS 7 — Statement of Cash Flows and whose maturity is more than one year on the present closing date;
-	Security deposits; and
-	Accrued income with a maturity greater than one year on the present closing date.

3.5.Impairment of non-financial assets

IAS 36 — Impairment of Assets requires that depreciated and amortized assets be tested for impairment whenever specific events or circumstances indicate that their carrying amount may exceed their recoverable amount. The excess of the carrying amount of the asset over the recoverable amount is recognized as an impairment. The recoverable amount of an asset is the higher of its value in use and its fair value less costs to sell. Impaired non-financial assets are examined at each year-end or half-year closing date for a possible impairment reversal.

3.6.Inventories

In accordance with IAS 2 — Inventories, inventories are measured at the lower of cost (determined using the weighted average cost method) and net realizable value. In case of impairment, any write-down is recognized as an expense in other operating income (loss).

3.7.Trade receivables

Trade receivables are recognized initially at the amount of consideration that is unconditional, net of allowance for doubtful accounts.

The Company recognizes loss allowances for expected credit losses (“ECL”), which, for trade receivables and contract assets, are measured at an amount equal to lifetime ECLs that result from all possible default events over their expected life. Loss allowances are deducted from the gross amounts of the assets.

3.8.Other current assets

Currency term accounts are classified as other current assets, their main characteristics don’t meet the definition of “Cash equivalents” within the meaning of IAS 7.

3.9.Derivatives

The Company may have to use derivative financial instruments to hedge its exposure to exchange rate risks (Currency forward sales). The Company has not opted for hedge accounting in accordance with IFRS 9.

The derivatives used to hedge exchange rate risks are measured at their fair value in the statement of financial position. All changes in fair value of derivative instruments are recognized in the statement of income (loss) and classified in financial income (loss). The fair values of derivatives are estimated based on commonly used valuation models considering data from active markets.

During the year ended December 31, 2022, the Company entered into a credit facility with EIB. This financial instrument includes two instruments (i) a host contract representing a debt component (the loans) and (ii) warrants. The two instruments issued (loans and warrants) on the date of issue are economically and intrinsically linked according to the IFRS 9 criteria, thus the transaction is analyzed as a single hybrid instrument on issue in which there is a host contract representing a debt component (the loans) and a derivative (the warrants). The financial instrument includes different options too: a call option, a prepayment option and a put option. The prepayment option is not a separate derivative instrument.

The warrants, put option and call option are each classified as derivatives on own equity instruments, because the “fixed-for-fixed” rule under IAS 32, which provides that derivatives will be classified as equity if they can only be settled by delivering a fixed number of shares in exchange for a fixed amount of cash or another financial asset, is not met (non cash settlement option which may result in exchanging a variable number of shares, for a variable price). The derivatives are recognized at fair value through profit and loss. The fair value is estimated using the Longstaff Schwartz model which takes into account data from active markets and unobservable data (directly and indirectly) see Note 3.25 - Use of estimates and judgment.

The put option can only be exercised in the framework and for the purposes of a cashless exercise of the warrants, and thus cannot be exercised on a standalone basis. The put option comes into effect upon the issuance of warrants by the Issuer and remains in effect for the lifetime of the warrants. In addition, the put option is not independently transferable from the warrants. Thus, the put option is not bifurcated and it is to be considered as part of the valuation of the warrants.

The call option is exercisable by the Company, under very specific circumstances wherein the value of the warrants increase due to a takeover bid for the Company. The Company believes it is very unlikely that it will take advantage of exercising the call option. Thus, the call option has been valued at zero and does not require bifurcation.The accounting treatment and impact on the 2022 financial year is described in Note 11 - Financial debts.

3.10.Cash and cash equivalents

Cash and cash equivalents include cash on hand and demand deposits, as well as other short-term highly liquid investments with maturities of three months or less , convertible at a known amount,and subject to an insignificant risk of change in value.

Short-term bank deposits may be recognized as cash equivalents when they:

●	have an original maturity of three months or less, or there are exit options from the short-term bank deposits at any time;
●	are readily convertible to a known cash amount; and
●	are subject to an insignificant risk of decrease in value.

Bank overdrafts are recorded in liabilities in the statement of financial position under short-term debt.

3.11.Share capital

Share capital

Ordinary shares are classified in shareholders’ equity.

Transaction costs

Costs directly attributable to the issuance of ordinary shares or share options are recognized as a reduction in the share premium. Costs related to multiple operations (initial public offering and capital increase) are distinctly recorded. For the IPO, the cost tied to new shares is recognized in the deduction of the share capital premiums, while the costs tied to existing shares is recognized in expenses as transaction costs.

3.12.Share-based payments plans

At the Company’s inception, the Company put in place a compensation plan settled in equity instruments in the form of share warrants awarded to employees (Bons de souscription de parts de créateur d’entreprise, BSPCE or BSPCE share warrants) and to a non-employee (Bons de souscription d’actions, BSA or BSA share warrants), and bonus share award to employees (Attribution gratuite d’actions, AGA or AGA bonus share award).

In accordance with IFRS 2 — Share-based Payment, the transaction cost of equity instruments is recognized in expenses, offset by increases in equity in the period in which the benefit is granted to the employee or non-employee. The values of the BSAs, BSPCEs and AGAs are determined with the assistance of an independent expert using the methods described below.

The values of equity instruments are determined, using option valuation models (in particular, a Black and Scholes model or a Monte-Carlo simulation, depending on whether the plans are subject to market performance condition), on the basis of the value of the underlying equity instrument on the grant date, the volatility,observed on the historical share price of the Company and on a sample of comparable listed companies, and the estimated lifespan associated equity instruments.

The amount recognized as an expense is adjusted to reflect the number of awards for which the related service and non-market presence and performance conditions are expected to be met, such that the amount ultimately recognized is based on the number of awards that meet related service and performance conditions. non-market performance conditions at the vesting date. For share-based payment awards where the payment is based on shares with market conditions at market acquisition, the grant date fair value of the share-based payment is measured to reflect these conditions and there is no adjustment for differences between the expected results and the actual result.

Movement, details, and measurement of the fair value of options incorporates the vesting conditions of these plans are described in Note 10.3 - Share award plans and Note 10.4 - Bonus share award plans.

3.13.Loans and borrowings

Bank loans are initially recognized at fair value, i.e., the issue proceeds (fair value of the consideration received) net of transaction costs incurred and the fair value at inception date of the derivative instruments of the debt concerned. Borrowings are subsequently measured at amortized cost, calculated using the effective interest rate method. Any difference between initial fair value and repayment value is recognized in the statement of income (loss) over the life of the loan using the effective interest rate method.

The effective interest rate is the discount rate at which the present value of all future cash flows (including transaction costs) over the expected life of the loan, or where appropriate, over a shorter period of time, is equal to the loan’s initial carrying amount.

The accounting treatment applied to the financing contract entered with the EIB is described in Note 11 – Financial debt.

3.14.Trade payables and other current liabilities

The carrying amounts of trade and other current liabilities are considered to be the same as their fair values, due to their short-term nature.

3.15.Current and deferred tax

Tax assets and liabilities for the current and prior periods are measured at the amount expected to be recovered from or paid to the French tax authorities, using tax rates and tax laws enacted or substantively enacted at the end of the reporting period.

The income tax charge for the period comprises current tax due and the deferred tax charge. The tax expense is recognized in the statement of income (loss) unless it relates to items recorded in other comprehensive income and expense or directly in equity, in which case the tax is also recorded in other comprehensive income and expense or directly in equity.

Current taxes

The current tax expense is calculated based on taxable profit for the period, using tax rates enacted or substantively enacted at the end of the year in the countries where the Company’s subsidiaries operate and generate taxable income.

Deferred taxes

Deferred taxes are recognized when there are temporary differences between the carrying amount of assets and liabilities in the Company’s financial statements and the corresponding tax basis used to calculate taxable profit. Deferred taxes are not recognized if they arise from the initial recognition of an asset or liability in a transaction other than a business combination which, at the time of the transaction, does not affect either the accounting or the taxable profit (tax loss).

Deferred tax assets and liabilities are measured at the tax rates that are expected to apply to the period when the asset is realized or the liability is settled, based on tax rates and tax laws enacted or substantively enacted by the end of the reporting period. Deferred tax assets and liabilities are not discounted.

Deferred tax assets and liabilities are offset when a legally enforceable right exists to set off current tax assets against current tax liabilities and the deferred taxes concern the same entity and the same tax authority.

Deferred tax assets

Deferred tax assets are recognized for all deductible temporary differences, unused tax losses and unused tax credits to the extent that it is probable that the temporary difference will reverse in the foreseeable future and that taxable profit will be available against which the deductible temporary difference, unused tax losses or unused tax credits can be utilized.

The recoverable amount of deferred tax assets is reviewed at the end of each reporting period and their carrying amount is reduced to the extent that it is no longer probable that sufficient taxable profit will be available to allow the benefit of part or all of the deferred tax assets to be utilized. Unrecognized deferred tax assets are reassessed at the end of each reporting period and are recognized when it becomes probable that future taxable profit will be available to offset the temporary differences.

Deferred tax liabilities

Deferred tax liabilities are recognized for all taxable temporary differences, except when the Company is able to control the timing of the reversal of the difference and it is probable that the reversal will not occur in the foreseeable future.

3.16.Provisions for retirement benefit obligations

Retirement benefit obligations

The Company operates a defined benefit pension plan. Its obligations in respect of the plan are limited to the lump sum payments upon retirements, which are expensed in the period in which the employees provide the corresponding service.

The liability recorded in the statement of financial position in respect of defined benefit pension plans and other post-retirement benefits is the present value of the defined benefit obligation at the statement of financial position date. The defined benefit obligation is calculated annually by independent actuaries using the projected unit credit method. The present value of the defined benefit obligation is determined by discounting estimated future cash outflows, using the interest rate of high-quality corporate bonds of a currency and term consistent with the currency and term of the pension obligation concerned. In determining the present value and the related current service cost and, where applicable, past service cost, the benefit is attributed to periods of service under the plan’s benefit formula. However, if an employee’s service in later years will lead to a materially higher level of benefit than in earlier years, the benefit is attributed on a straight-line basis from:

●	the date when service by the employee first leads to benefits under the plan (whether or not the benefits are conditional on further service) until
●	the date when further service by the employee will lead to no material amount of further benefits under the plan, other than from further salary increases.

Actuarial gains and losses arise from the effect of changes in assumptions and experience adjustments (i.e., differences between the assumptions used and actual data). These actuarial gains and losses are recognized wholly and immediately in other comprehensive income and expense and are not subsequently reclassified to the statement of income (loss).

The net expense in respect of defined benefit obligations recognized in the statement of income (loss) for the period corresponds to:

●	The service cost for the period (acquisition of additional rights).
●	The interest cost.
●	The past service cost.
●	The impact of any plan settlements, amendments and curtailments.

The discounting effect of the obligation is recognized in net financial income and expenses.

Termination benefits

Termination benefits are payable when a company terminates an employee’s employment contract before the normal retirement age or when an employee accepts compensation as part of a voluntary redundancy. In the case of termination benefits, the event that gives rise to an obligation is the termination of employment. In the case of an offer made to encourage voluntary redundancy, termination benefits are measured based on the number of employees expected to accept the offer.

Profit-sharing and bonus plans

The Company recognizes a liability and an expense for profit-sharing and bonus plans based on a formula that takes into consideration the Company’s performance.

3.17.Other provisions

In accordance with IAS 37 — Provisions, Contingent Liabilities and Contingent Assets, a provision should be recognized when: (i) an entity has a present legal or constructive obligation as a result of a past event; (ii) it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation; and (iii) a reliable estimate can be made of the amount of the obligation. Provisions for restructuring include termination benefits. No provisions are recognized for future operating losses.

Where there are a number of similar obligations, the probability that an outflow will be required in settlement is determined by considering the class of obligations as a whole. Although the likelihood of outflow for any one item may be small, it may well be probable that some outflow of resources will be needed to settle the class of obligations as a whole. If that is the case, a provision is recognized.

The provision represents the best estimate of the amount required to settle the present obligation at the end of the reporting period. Where the effect of the time value of money is material, the amount of a provision corresponds to the present value of the expected costs that the Company considers necessary to settle the obligation. The pre-tax discount rate used reflects current market assessments of the time value of money and specific risks related to the liability. The effect of discounting provisions due to the time value of money is recognized in net financial income and expenses.

3.18.Revenue

Revenue is recognized in accordance with IFRS 15 — Revenue from Contracts with Customers.

Under IFRS 15, revenue is recognized when the Company fulfills a performance obligation by providing separate goods or services to a customer, when the customer obtains control of those goods or services. An asset is transferred when the customer obtains control of that asset or service. Under this standard, each contract must be analyzed on a case-by-case basis in order to verify whether it contains performance obligations to customers, and, if applicable, to identify the nature of said obligations in order to appropriately account for the amount that the Company has received or is entitled to receive from customers:

-	The transfer of the right to use the intellectual property, via a license granted by the Company, as it exists at the time of the transfer, the date of which will determine that of the revenue recognition;
-	If the license is considered as a right of access to the intellectual property of the Company over the life of the license, the revenue would be recognized over this lifetime;
-	The supply of products whose revenues would be recognized at the time of transfer of control of the delivered products;
-	Revenue from variable consideration, such as development or regulatory milestones, and which are recognized when the achievement is highly probable; or
-	Revenue from sales-based or usage-based royalty promised in exchange for a license of intellectual property would not be recognized until the achievement of the milestone or completion of the sale.

The accounting treatment of the contracts with customers are detailed in Note 16.1 – Revenue.

3.19.Other income

Research tax credit

Its includes the research tax credit granted by the US Government and the research tax credit (crédit d’impôt recherche, or “CIR”) granted by the French tax authorities to encourage technical and scientific research by French and US companies is recorded in the “Tax receivables” line of the statement of financial position. Regarding CIR companies demonstrating that they have expenses that meet the required criteria, including research expenses located in France or certain other European countries, receive a tax credit that can be used against the payment of the corporate tax due the fiscal year in which the expenses were incurred and during the next three fiscal years; provided, that companies may receive cash reimbursement for any excess portion.

Only those companies meeting the EU definition of a small or medium-sized entity (“SME”) are eligible for payment in cash of their CIR (to the extent not used to offset corporate taxes payable) in the year following the request for reimbursement. Inventiva meets the EU definition of an SME and therefore should continue to be eligible for prepayment.

Inventiva has been eligible for CIR since inception. The CIR is recognized in “Other income” during the reporting period in which the eligible expenditure is incurred as it meets the definition of government grant as defined in IAS 20 Accounting for Government Grants and Disclosure of Government Assistance (“IAS 20”).

Other grants

The Company receives subsidies from several public bodies. The subsidies are related to net income and granted to compensate for incurred expenses. They are therefore recognized in net income as other income for the period in which it becomes reasonably certain that they will be received.

3.20.Net financial income

Financial income

Financial income includes:

-	The income from cash and cash equivalents, which includes income from short-term investments and cash and cash equivalents;
-	Changes in the fair value of cash and cash equivalents, remeasured at the end of each reporting period;
-	Changes in the fair value of derivatives instruments;
-	Accretion income;
-	Foreign exchange gains;
-	Other financial income.

Financial expenses

Financial expenses primarily include:

-	Interest cost;
-	Changes in the fair value of cash and cash equivalents remeasured at the end of each reporting period;
-	Changes in the fair value of derivatives instruments;
-	Foreign exchange losses;
-	Accretion expenses;
-	Other financial expenses.
3.21.	Other operating income and expenses

Other operating income and expenses are disclosed separately on the face of the statement of income (loss). This line item is set aside for events that may arise during the period whose presentation within other items (relating to ordinary activities) could be misleading for users of the financial statements in their understanding of the Company’s performance. This item therefore includes income and expenses that are rare that represent material amounts and that the Company discloses separately on the face of the statement of income (loss) to facilitate understanding of operating performance (see Note 18 - Other operating income (expenses)).

Disposals of non-current assets

Gain or loss from the disposal of non-current assets during the period is recognized in “Other operating income (expenses)”.

3.22.Fair value measurement

In the table below, financial instruments are measured at fair value according to a hierarchy comprising three levels of valuation inputs:

●	Level 1: Quoted prices (unadjusted) in active markets for identical assets or liabilities that the entity can access at the measurement date.
●	Level 2: Inputs other than quoted market prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
●	Level 3: Unobservable inputs for the asset or liability.

The tables below present the financial assets and liabilities of the Company measured at fair value at December 31, 2022:

At December 31, 2022 (in thousands of euros)	Level 1	Level 2	Level 3
Assets
Financial assets at fair value through profit or loss
Term deposits	—	—	—
Total assets	—	—	—
Long-term financial debt - derivatives	—	—	9,876
Total liabilities	—	—	9,876

The tables below present the financial assets and liabilities of the Company measured at fair value at December 31, 2021:

At December 31, 2021 (in thousands of euros)	Level 1	Level 2	Level 3
Assets
Financial assets at fair value through profit or loss
Term deposits	8,829	—	—
Total assets	8,829	—	—
Total liabilities	—	—	—

The tables below present the financial assets and liabilities of the Company measured at fair value at December 31, 2020:

At December 31, 2020 (in thousands of euros)	Level 1	Level 2	Level 3
Assets
Financial assets at fair value through profit or loss
Foreign currency forwards(1)	—	1,791	—
Total assets	—	1,791	—
Total liabilities	—	—	—
(1)	The valuation of the instrument is estimated based on observable market parameters. The instrument is not directly listed on a market.

3.23.Foreign currency transactions

Translation of foreign currency transactions

As of December 31, 2022, foreign currency transactions include bank accounts and term deposits in U.S dollars implemented after the IPO on the Nasdaq Global Market in July 2020. Certain purchasing transactions are carried out in foreign currencies for our studies and clinical trials conducted in the United States and to a lesser degree the United Kingdom, Switzerland, Australia, Canada and Sweden. For the year ended December 31, 2022, these expenses in a foreign currency amounted to approximately €15.9 million, or 21% of the operating expenses, to be compared with €13.5 million, or 21% for the year ended December 31, 2021 and €2.5 million, or 7% for the year ended December 31, 2020.

These transactions are translated into euros at the exchange rate prevailing at the date of each transaction. Purchasing transactions in foreign currencies are presented in operating income as they relate to the Company’s ordinary activities. Foreign exchange gains and losses relating to short-term investments and bank accounts in U.S. dollars are presented in financial income (loss).

3.24.Segment information

The assessment of the entity’s performance and the decisions about resources to be allocated are made by the chief operating decision maker (the CEO), based on the management reporting system of the entity.

Only one operating segment arises from the management reporting system: service delivery and clinical stage research, notably into potential therapies in the areas of fibrosis, lysosomal storage disorders and oncology. Thus, the entity’s performance is assessed at the Company level.

For the company’s geographical split please refer to tables below:

	As of December 31,
(in thousands of euros)	2020	2021	2022
France	935	770	568
USA	—	—	—
China	—	—	—
Intangible assets	935	770	568

	As of December 31,
(in thousands of euros)	2020	2021	2022
France	3,282	3,096	6,324
USA	—	101	1,062
China	—	—	—
Property, plant and equipment	3,282	3,196	7,385

	As of December 31,
(in thousands of euros)	2020	2021	2022
France	1,706	2,442	1,603
USA	—	—	65
China	—	—	—
Other non-current assets	1,706	2,442	1,668

	As of December 31,
(in thousands of euros) (1)	2020	2021	2022
France	372	194	125
USA	—	4,000	—
China	—	—	12,054
Revenue	372	4,194	12,179
(1)	Allocation is based on customer location.

3.25.Use of estimates and judgment

The preparation of financial statements in accordance with IFRS requires:

●	Management to make judgments when selecting appropriate assumptions for accounting estimates, which consequently involve a certain degree of uncertainty.
●	Management to make estimates and apply assumptions that affect the reported amounts of assets, liabilities, revenues and expenses, as well as information presented for the period.

The estimates and judgments, which are updated on an ongoing basis, are based on past experience and other factors, in particular assumptions of future events, deemed reasonable in light of circumstances.

The identification, assessment and response to risks, particularly those related to the climate and to the COVID-19 pandemic, are integrated into the risk management process and have not led to the use of any significant new estimates or judgments in fiscal 2022.

The Company makes estimates and assumptions concerning the future. The resulting accounting estimates, by definition, often differ from actual reported values. Estimates and assumptions that could lead to a significant risk of a material adjustment in the carrying amount of assets and liabilities in the subsequent period are analyzed below.

Revenue

●	Determining the distinctiveness of performance obligations — A promised good or service will need to be recognized separately in revenue if it is distinct as defined in IFRS 15. In determining whether the performance obligation is separate, the Company analyses if (i) the good or service is distinct in absolute terms, i.e. it can be useful to the customer, either on its own or in combination with resources that the customer can obtain separately; and if (ii) the good or service is distinct in the context of the contract, i.e. it can be identified separately from the other goods and services in the contract because there is not a high degree of interdependence or integration between this element and the other goods or services promised in the contract. If either of these two conditions is not met, the good or service is not distinct, and the Company must group it with other promised goods or services until it becomes a distinct group of goods or services.

In the context of Biotech industry R&D services are generally capable of being distinct if:

-	The entity sells the services on their own – i.e. without a related license. This indicates that customers can benefit from the services on their own and they are therefore capable of being distinct; or
-	The customer can benefit from the services together with the license that has already been transferred to the customer. Readily available resources include goods or services that have already been transferred. If the license is transferred at the beginning of the contract, the services will typically be capable of being distinct.

In making this determination, the key analysis is whether the R&D services significantly modify or customize the drug compound so that the intellectual property is significantly different at the end of the arrangement as a result of the services. This may be more frequent in early stages of development when the formula is being developed or when the services are developing an existing technology for a significantly different use.

●	Allocation of transaction price to performance obligations — A contract’s transaction price is allocated to each distinct performance obligation and recognized as revenue when, or as, the performance obligation is satisfied. To determine the proper revenue recognition method, the Company evaluates whether the contract should be accounted for as more than one performance obligation. This evaluation requires significant judgment; some of the Company’s contracts have a single performance obligation as the promise to transfer the individual goods or services is not separately identifiable from other promises in the contracts and, therefore, not distinct. For contracts with multiple performance obligations, the Company allocates the contract’s transaction price to each performance obligation using our best estimate of the standalone selling price of each distinct good or service in the contract.
●	Variable consideration — Due to the nature of the work required to be performed on many of the Company’s performance obligations, the estimation of total revenue and cost at completion is complex, subject to many variables and requires significant judgment. It is common for the collaboration and license agreements to contain variable consideration that can increase the transaction price. Variability in the transaction price arises primarily due to milestone payments obtained following the achievement of specific milestones (e.g., scientific results or regulatory or commercial approvals). The Company includes the related amounts in the transaction price as soon as their receipt is highly probable. The effect of the increase of the transaction price due to milestones payments is recognized as an adjustment to revenue on a cumulative catch-up basis.
●	Revenue recognized over time and input method — Some of the Company’s performance obligations are satisfied over time as work progresses, thus revenue is recognized over time, using an input measure of progress as it best depicts the transfer of control to the customers.

The application of the IFRS 15 on the current contracts with customers is detailed in Note 16.1 - Revenue.

Provision for tax audit

The Company calculated the provision for the tax audits to which the Company has been subject based on an estimate of the related risk. The provision represented the best estimate of the amount required to settle any amounts owed to the French tax authorities at the end of the reporting period (see Note 12 - Provisions).

CIR

The amount of the CIR is determined based on the Company’s internal and external expenditure in the reporting period. Only eligible research costs may be included when calculating the CIR. Compliance with the eligibility criteria for expenses when calculating the Tax Credit may require some judgment on the part of the Company.

Valuation of share warrants and bonus share award plans

Fair value measurements of share warrants and bonus share award granted to employees are based on actuarial models which require the Company to factor certain assumptions into its calculations (see Note 10.3 - Share warrants plans and Note 10.4 - Bonus share award plans).

Measurement of retirement benefit obligations

The Company operates a defined benefit pension plan. Its defined benefit plan obligations are measured in accordance with actuarial calculations based on assumptions such as discount rates, the rate of future salary increases, employee turnover, mortality tables and expected increases in medical costs. The assumptions used are generally reviewed and updated annually. The main assumptions used and the methods chosen to determine them are set out in Note 13 - Provisions for retirement benefit obligations. The Company considers that the actuarial assumptions used are appropriate and justified in light of current circumstances. Nevertheless, retirement benefit obligations are likely to change in the event that actuarial assumptions are revised.

Derivatives

The Company may have to use derivative financial instruments to hedge its exposure to exchange rate risks (Currency forward sales). The Company has not opted for hedge accounting in accordance with IFRS 9. The fair values of these derivatives are estimated on the basis of commonly used valuation models considering data from active markets.

The fair value measurement of the warrants issued to the EIB and the put options related to those EIB warrants is based on the LongStaff Schwartz option valuation model which makes assumptions about complex and subjective variables. These variables include the value of the Company’s shares, the expected volatility of the share price over the lifetime of the instrument, and the present and future behavior of holders of those instruments. There is a high inherent risk of subjectivity when using an option valuation model to measure the fair value of derivative instruments and of the equity instruments in accordance with IAS 32 Financial Instruments – Presentation (“IAS 32”) and IFRS 9. The fair value measurement of the debt component of the warrants was determined by discounting cash flows at market rate (unobservable input). The valuation approach and assumptions utilized are disclosed in Note 11 – Financial debt.

Subcontracting Costs Related to Clinical Trials

Following the initiation of the Phase III clinical trial evaluating lanifibranor in NASH, Inventiva has signed contracts with contract research organizations. These CRO contracts are intended to conduct clinical trials, to support regulatory approval of the product in Europe and the United States and to manage pharmacovigilance operations (see Note 21.1 - Commitments related to operational activities).

In order to reflect the time that may exist between the time when expenses are incurred by subcontractors in clinical trials and the time they are re-invoiced to Inventiva, the Company estimates a liability for accrued expenses or a prepaid expense to be recorded in the consolidated financial statements at each closing date.

For each contract, the subcontracting expenses incurred at the consolidated statement of financial position date are estimated on the basis of information provided at each consolidated statement of financial position date by the CRO, in accordance with the contractual terms, and cost analyses carried out by the Company.

This estimate is then compared with the amount of invoices received at the period end date.

When the estimated incurred expenses are higher than the invoiced expenses, a provision for accrued expenses is recorded in the consolidated financial statements (see Note 14 - Trade payables and other current liabilities). When the expenses incurred are lower than the expenses invoiced, a prepaid expense is recorded in the consolidated financial statements (see Note 8.2 - Other current assets and receivables).

3.26.Going concern

Since its creation, the Company has financed its growth through successive capital increases, debt, collaboration and license agreements and reimbursements of CIR receivables. The Company continues to pursue its research and development activities for its product candidates.

As of December 31, 2022, the Company had €86.7 million of available cash and cash equivalents. They consist of cash and short-term deposit accounts that are liquid and easily convertible within 3 months without penalty or risk of change in value (refer to Note 9 – Cash and Cash equivalents). The Company had also €1.0 million of short-term deposits, included in “other current assets” in the consolidated statement of financial position as of December 31, 2022, but are considered by the Company as liquid and easily available.

The Company has incurred operating losses and negative cash flows from operations since inception due to the innovative nature of the product candidates it is developing, which necessitates a research and development phase spanning several years. The Company does not expect to generate revenue from product sales in the near future.

At the date these consolidated financial statements were authorized for issue, the Company estimates, given its current cost structure and its projected expenditure commitments, to be able to finance its activities until the end of the fourth quarter of 2023. This estimate is based on the Company’s current business plan and excludes any potential milestones payable to or by the Company and any additional expenditures related to the potential continued development of the odiparcil program or resulting from the potential in-licensing or acquisition of additional product candidates or technologies, or any associated development the Company may pursue. The Company may have based this estimate on assumptions that may prove to be incorrect and the Company may end up using its resources sooner than anticipated.

Accordingly, the Company's current cash position is not expected to be sufficient to cover operating needs for at least the next 12 months.

These events and conditions indicate that a material uncertainty exists that may cast significant doubt on the Company’s ability to continue as a going concern and, therefore, the Company may be unable to realize its assets and discharge its liabilities in the normal course of business.

The Company expects to extend its financing horizon through:

●	sales of ADS under the ATM financing program, for a potential amount of up to $58.3 million until August 2, 2024;
●	raising additional financing through other public or private equity or debt offerings;
●	receipt of the second tranche of the EIB loan for an amount of €25 million if the Company meets the conditions precedent for the availability of this second tranche (refer to Note 1.2 – Significant events of 2022); and
●	entering into strategic transactions such as business development partnerships and/or royalty deals.

Assuming the conditions precedent for the release of the second tranche of the EIB loan are met, the Company plans to use proceeds from the second tranche under the Finance Contract with the EIB for its preclinical and clinical pipeline, including to help fund part of its Phase III clinical trial of lanifibranor in patients with NASH. It cannot be guaranteed that the milestones provided for by the Company or its partners will be achieved or that the conditions precedent to the receipt of funds under the Finance Contract will be met within the time limits provided, if at all.

The Company cannot guarantee that it will be able to obtain the necessary financing to meet its needs or to obtain funds at acceptable terms and conditions, or at all. If the Company is unable to obtain funding on a timely basis, it may be required to significantly curtail, delay or discontinue one or more of its research or development programs or the commercialization of any approved product or be unable to expand its operations or otherwise capitalize on its business opportunities, as desired, which could impair the growth prospects.

The financial statements as of and for the year ended December 31, 2022, have been prepared on a going concern basis assuming the Company will continue to operate for the foreseeable future. As such, they do not include any adjustments related to the amount or classification of assets and liabilities that may be required if the Company were not able to continue as a going concern.